Exhibit 10.2

SUBSCRIPTION AGREEMENT

in connection with

Heritage Distilling Holding Company, Inc.

500,000 Shares

Series B Convertible Preferred Stock

____________________________________________________________________________________________________________________________________________________________

January 23, 2025

9314117

INSTRUCTIONS TO SUBSCRIPTION AGREEMENT

NAME OF SUBSCRIBER: ____________________________________________________________

SECURITIES OFFERED: Up to 500,000 shares of Series B Convertible Preferred Stock, par value $0.0001 per share, of Heritage Distilling Holding Company, Inc., a Delaware corporation (the “Company”).

To:    Heritage Distilling Holding Company, Inc.
    9668 Bujacich Road
    Gig Harbor, Washington 98332
    Attention:    Justin Stiefel
            Chief Executive Officer

IMPORTANT INSTRUCTIONS FOR COMPLETION:

1.    COMPLETE YOUR NAME ABOVE; and

2.    PROVIDE THE NUMBER OF SHARES TO BE PURCHASED AND ALL INFORMATION REQUESTED ON PAGES 9 AND 10, AND COMPLETE THE INVESTOR QUESTIONNAIRE ATTACHED AS ANNEX A; and

3.    SIGN THE AGREEMENT IN THE APPROPRIATE PLACE ON PAGE 10 AND IN THE APPROPRIATE PLACES ON PAGE A-4 OF ANNEX A; and

4.    WIRE TRANSFER PAYMENT PURSUANT TO PARAGRAPH 7 BELOW; and

5.    EMAIL A COPY OF YOUR PHOTO IDENTIFICATION (FOR EXAMPLE, IN THE CASE OF AN INDIVIDUAL, AN UNEXPIRED GOVERNMENT ISSUED IDENTIFICATION EVIDENCING NATIONALITY OR RESIDENCE AND BEARING A PHOTOGRAPH OR SIMILAR SAFEGUARD OR, IN THE CASE OF A CORPORATION OR OTHER ENTITY, CORPORATE OR OTHER ORGANIZATIONAL DOCUMENTS AND EVIDENCE THAT THE PERSON SIGNING HAS FULL AUTHORITY TO EXECUTE AND DELIVER THIS AGREEMENT ON BEHALF OF THE ENTITY) TO [redacted]; and

6.    PLEASE EXECUTE THIS SUBSCRIPTION AGREEMENT VIA DOCUSIGN OR DELIVER THE ORIGINAL SUBSCRIPTION AGREEMENT TO THE FOLLOWING ADDRESS:

    Heritage Distilling Holding Company, Inc.
    9668 Bujacich Road
    Gig Harbor, Washington 98332
    Attention:    Justin Stiefel
            Chief Executive Officer
    E-Mail: [redacted]

    i

7.    WIRE TRANSFER PAYMENT TO THE COMPANY AS FOLLOWS:

Bank Name:    [redacted]

International SWIFT CODE:     [redacted]

Bank Address:    [redacted]
    [redacted]

Bank Routing Number:    [redacted]

Beneficiary Account Name:    Heritage Distilling Company, Inc.

Beneficiary Account Number:    [redacted]

Beneficiary Address:    9668 Bujacich Road
    Gig Harbor, WA 98332
    (253) 509-0008

    ii

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement”) is executed by the undersigned (the “Subscriber”) in connection with the offering (the “Offering”) by Heritage Distilling Holding Company, Inc., a Delaware corporation (the “Company”), of up to 500,000 shares, plus an additional 250,000 shares to cover over-subscriptions, if any (the “Shares”), of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), of the Company at a purchase price of $10.00 per share. The terms of the Series B Preferred Stock are set forth in the Certificate of Designation of Series B Convertible Preferred Stock set forth in Addendum A attached hereto.

SECTION 1

1.1    Subscription. The Subscriber, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of Shares indicated on Page 9 hereof, on the terms and conditions described herein.

1.2    Purchase. The Subscriber understands and acknowledges that the purchase price to be remitted to the Company for the purchase of the Shares shall be $10.00 per Share.

1.3    Payment for Purchase. PAYMENT FOR THE SHARES SHALL BE BY WIRE TRANSFER pursuant to the instructions below. Please execute this Agreement using DocuSign or an original executed copy of this Agreement should be mailed to the Company at 9668 Bujacich Road, Gig Harbor, Washington 98332 Attention: Justin Stiefel, or e-mailed to the Company at [redacted].

Wire transfer payment shall be made as follows:

Bank Name:    [redacted]

International SWIFT CODE:     [redacted]

Bank Address:    [redacted]
    [redacted]

Bank Routing Number:    [redacted]

Beneficiary Account Name:    Heritage Distilling Company, Inc.

Beneficiary Account Number:    [redacted]

Beneficiary Address:    9668 Bujacich Road
    Gig Harbor, WA 98332
    (253) 509-0008

SECTION 2

2.    Acceptance or Rejection.

(a)    The Subscriber understands and agrees that the Company reserves the right to reject this subscription for Shares in whole or in part in any order, if, in its reasonable judgment, it deems such action in the best interest of the Company, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

(b)    In the event of rejection of this subscription, or in the event the sale of the Shares is not consummated by the Company for any reason (in which event this Agreement shall be deemed to be rejected), this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the Subscriber the purchase price remitted to the Company by the Subscriber in exchange for the Shares.

SECTION 3

3.    Subscriber Representations and Warranties. The Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows as of the effective date of this Agreement:

(a)    The Subscriber is acquiring the Shares for the Subscriber’s own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part. Further, the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

(b)    The Subscriber acknowledges the Subscriber’s understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act by virtue of Section 3(b) of the Securities Act of 1933, as amended (the “Securities Act”), and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to and agrees with the Company and its affiliates as follows:

(i)    The Subscriber realizes that the basis for the Regulation D exemption may not be present, if, notwithstanding such representations, the Subscriber has in mind merely acquiring any of the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intentions;

(ii)    The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for the Subscriber’s current needs and personal contingencies and has no need for liquidity with respect to the Subscriber’s investment in the Company; and

(iii)The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment. If other than an individual, the Subscriber also represents it has not been organized for the purpose of acquiring the Shares.

(c)    The Subscriber represents and warrants to the Company as follows:

(i)The Subscriber is 21 years of age or over; if a corporation, trust, company, partnership, unincorporated association or other entity, such Subscriber is authorized, empowered, and qualified to execute and deliver this Agreement and other transaction documents to which such Subscriber is a party and to purchase and hold the Shares pursuant hereto; and

(ii)The Subscriber understands that the net proceeds to the Company from the sale of the Shares will be used to pay certain outstanding payables of the Company and for working capital purposes; and

(iii)The Subscriber has been given the opportunity for a reasonable time prior to the date hereof to (a) review the risk factors relating to the Company and its business set forth in the Company’s registration statement on Form S-1 (Registration No. 333-284509), (b) review the Certificate of Designation of Series B Convertible Preferred Stock set forth in Addendum A hereto and (c) to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the Offering, and other matters pertaining to this investment, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information in connection with the Company in order for the Subscriber to evaluate the merits and risks of purchase of the Shares to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

(iv)The Subscriber is not relying upon any oral representation or oral information in connection with the offering of the Shares; and
(v)The Subscriber has determined that the Shares are a suitable investment for the Subscriber and that at this time the Subscriber can bear a complete loss of the Subscriber’s investment; and

(vi)The Subscriber is not relying on the Company or its affiliates with respect to economic considerations involved in this investment; and

(vii)The Subscriber realizes that it may not be able to resell readily any of the Shares purchased hereunder, because (A) there may only be a limited market, if any exists, for any of the Shares and (B) none of the Shares has been registered under the “blue sky” laws; and

(viii)The Subscriber understands that the Company has the absolute right to refuse to consent to the transfer or assignment of the Shares if such transfer or assignment does not comply with applicable state and federal securities laws; and

(ix)No representations or warranties have been made to the Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company in this Agreement; and

(x)Any information which the Subscriber has heretofore furnished to the Company with respect to the Subscriber’s financial position and business experience is correct and complete as of the date of this Agreement; and

The foregoing representations, warranties and agreements shall survive the sale of the Shares and acceptance by the Company of the Subscriber’s subscription for a period not to exceed one year.

(d)      The Subscriber hereby represents that none of the “Bad Actor” disqualifying events described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”) is applicable to the Subscriber or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. The Subscriber hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to the Subscriber or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this paragraph (d), “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of the Subscriber’s securities for purposes of Rule 506(d) of the Act.

(e)    Confidential Treatment.

(i)         The Subscriber acknowledges that it may receive Confidential Information (as defined below) of significant value to the Company in connection with the purchase and ownership of the Shares. The Subscriber shall at all times keep documents or other materials containing Confidential Information in a secure place, shall not use the Confidential Information for any purpose other than the evaluation of its investment in the Company, except as otherwise agreed to in a writing signed by the Company, and shall not disclose any of the Confidential Information in any manner whatsoever, in whole or in part, to any person for any reason or purpose whatsoever except (A) if such Subscriber is required by a court of competent jurisdiction to so disclose after notice has been given to the Company and the Company has had an opportunity to oppose such disclosure or seek a protective order to the extent practicable, or (B) to employees, attorneys and representatives of such Subscriber, if any, who need to know such information in connection with such Subscriber’s investment in the Company (“Necessary Agents”), provided that the Subscriber shall have informed each such Necessary Agent of the confidential nature of such information and obtained their agreement (the “Necessary Agent Confidentiality Agreement”) to hold all Confidential Information in strict confidence and not to use it for any purpose other than as permitted hereunder and shall ensure the performance by each Necessary Agent of such Necessary Agent Confidentiality Agreement.

(ii)     “Confidential Information” means any and all information provided to the Subscriber by or on behalf of the Company in connection with the purchase and ownership of the Shares or otherwise, except for information that the Subscriber can establish (A) is generally known to the public other than as a result of the breach by the Subscriber or any Affiliate of the Subscriber of an obligation of confidentiality to the Company, (B) was known by the Subscriber (as evidenced by written records) prior to its receipt by the Subscriber from the Company or (C) was disclosed to the Subscriber by a third party under no obligation of confidence.

(f)    Anti-Terrorism and Money Laundering Activities.

(i)    The Subscriber acknowledges that the Company is required by U.S. Federal law to obtain, verify and record information that identifies each person or entity who subscribes to purchase the Shares. The Subscriber acknowledges and agrees that it will furnish to the Company upon request a copy of the Subscriber’s identifying documents that will assist the Company to properly identify the Subscriber as required by U.S. Federal law. Such documents may include, without limitation, in the case of an individual, the Subscriber’s driver’s license, passport or other appropriate identifying documents or, in the case of a corporation, partnership or other entity, evidence of the authority of the person executing this Agreement on behalf of such entity that such person has full authority to execute and deliver this Agreement on behalf of such entity and otherwise to act on behalf of such entity in connection with such entity’s subscription for the Shares.

(ii)    The Subscriber is not an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a “Person”) with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a “U.S. Person”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC, such Persons, “Specially Designated Nationals and Blocked Persons”) or otherwise. Neither the Subscriber nor any Person who owns an interest in the Subscriber is a Person with whom a U.S. Person, including a United States financial institution as defined in 31 U.S.C. 5312, as periodically amended, is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

    (g) The Subscriber acknowledges and agrees that additional consideration to the Company for the issuance and sale of the Shares to the Subscriber is the agreement of the Subscriber that, upon the conversion of any Shares into shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company, the Subscriber shall not, on any business day, sell such shares of Common Stock in an amount greater than twenty percent (20%) of the aggregate number of shares of Common Stock received by the Subscriber upon the conversion of the Shares.

SECTION 4

The Company represents and warrants to the Subscriber as follows:

4.1    Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. To its knowledge, the Company is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Securities and Exchange Commission or the securities agency or commission of any state or local jurisdiction that has not been disclosed.

4.2    Authorization. All corporate action on the part of the Company and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Shares being sold hereunder have been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

4.3    Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws.

4.4    Selling Efforts in Regard to this Transaction. The Offering is not part of a plan or scheme to evade the registration provisions of the Securities Act. Neither the Company nor any person or entity acting on behalf of the Company has offered or sold any of the Shares to be issued pursuant to this Agreement by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to each Subscriber in this Offering and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

4.5    No Conflicts. The execution and delivery of this Agreement and the consummation of the issuance of the Shares and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Company’s certificate of incorporation and bylaws, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

4.6    Compliance with Laws. As of the date hereof, the conduct of the business of the Company complies in all material respects with all material statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgment, order or decree from any governmental authority. The Company shall comply with all applicable securities laws, including without limitation those under Regulation D, with respect to the sale of the Shares.

4.7    Litigation. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company.

SECTION 5

5.1    Indemnity. (a) The Subscriber agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

(b)    The Company agrees to indemnify and hold harmless the Subscriber, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant or agreement made by the Company herein or in any other document furnished by the Company to any of the foregoing in connection with this transaction.

5.2    Modification.    Neither this Agreement nor any provisions hereof shall be waived, amended, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, amendment, modification, discharge or termination is sought.

5.3    Notices. Any notices, consents or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered and received: (i) upon receipt when delivered personally; (ii) upon receipt when sent by email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be as set forth on the signature page hereto.

5.4    Counterparts.    This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

5.5    Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6    Entire Agreement. The Exhibit and Addendums attached hereto are hereby incorporated herein by reference. This Agreement together with the Annex, Exhibit, and Addendums contains the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein.

5.7    Assignability. This Agreement is not transferable or assignable by the Subscriber except as may be provided herein.

5.8    Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

5.9    Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Subscriber.

5.10    Neutral Gender. The use in this Agreement of words in the male, female or neutral gender are for convenience only and shall not affect or control any provisions of this Agreement.

5.11    Captions. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Remainder of page intentionally left blank]

SIGNATURE PAGE
By execution and delivery of this signature page, the Subscriber is (a) agreeing to become a Subscriber for the number of Shares set forth below, (b) acknowledging that the Subscriber has read the representations and warranties in Section 3 of this Subscription Agreement, and (c) hereby representing that the statements contained in Section 3 of this Subscription Agreement are complete and accurate with respect to the Subscriber as a subscriber for the Shares.

A.    SUBSCRIPTION:

Number of Shares: ________ X $10.00 = $___________.

B.    TITLE:

PLEASE GIVE THE EXACT AND COMPLETE NAME IN WHICH TITLE TO THE SHARES ARE TO BE HELD:

C.    MANNER IN WHICH TITLE IS TO BE HELD (Please check One):

1.        Individual            7.        Trust/Estate/Pension or
Profit Sharing Plan, and
Date Opened: _________________

2.        Joint Tenants with Rights    8.        As a Custodian for
        of Survivorship                    _____________________________
UGMA ____________ (State)

3.        Community Property        9.        Married with Separate Property

4.        Tenants in Common        10.        Keogh

5.        Corporation/Partnership        11.        Tenants by the Entirety

6.        IRA                12.        Other

D.    ACCREDITED INVESTOR REPRESENTATION:

Subscriber must complete and sign the Accredited Investor Questionnaire attached as Annex A to this Agreement.

IN WITNESS WHEREOF, the Subscriber has executed this Agreement effective as of ___________________, 2025.

Signature: ______________________________        Signature: ______________________________

Name: _________________________________        Name: _________________________________

Title (if applicable)

Street Address:

City: ________________________________ State: _________________ Zip: __________________

Telephone: __________________________________________________________________________

Email Address: _______________________________________________________________________

Social Security or Federal Tax ID No:

    ***DO NOT WRITE BELOW DOTTED LINE***
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ACCEPTED ON BEHALF OF THE COMPANY:

Heritage Distilling Holding Company, Inc.

By: __________________________                 No. of Shares:    ________________
Name: Justin Stiefel
Title: Chief Executive Officer

By: __________________________
Name: Jennifer Stiefel
Title: President & Secretary

Address:

Heritage Distilling Holding Company, Inc.
9668 Bujacich Road
Gig Harbor, Washington 98332
Attention: Justin Stiefel, CEO

Dated: _____________________

VWAP Price On the Trading Date
Prior to Issuance of Series B Shares
Hereunder : $________________                Conversion Price: $____________